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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21507

Evergreen Utilities and High Income Fund

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end: August 31

Date of reporting period: February 28, 2010

Item 1 - Reports to Stockholders.

Evergreen Utilities and High Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
3	FINANCIAL HIGHLIGHTS
4	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	STATEMENT OF CASH FLOWS
24	NOTES TO FINANCIAL STATEMENTS
35	ADDITIONAL INFORMATION
42	AUTOMATIC DIVIDEND REINVESTMENT PLAN
44	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Evergreen mutual funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

LETTER TO SHAREHOLDERS

April 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Semiannual Report for Evergreen Utilities and High Income Fund for the six-month period ended February 28, 2010 (the “period”).

The period brought welcome signs of economic improvement, supporting a strong rally in the financial markets after a streak of quarterly declines. Gross domestic product (“GDP”) growth was 5.7% for the fourth quarter of 2009, the strongest since 2003. The consensus among economists was that the recession that began in December 2007 had likely ended during the summer of 2009. However, with much of the growth attributable to government stimulus, questions remained over the sustainability of the recovery. By the end of the period, the National Bureau of Economic Research had not declared an official end to the recession.

The unemployment rate rose but appeared to plateau during the period. Unemployment climbed to 10.1% in October 2009—its highest level in more than 25 years—before edging down to close the period at 9.7%. The pace of job losses had slowed as the period came to a close. Other encouraging news included increases in temporary jobs, average hours worked, hourly earnings, and manufacturing employment. Still, since the start of the recession, more than 8 million jobs had been lost by the end of the period.

Other economic statistics also began to show signs of improvement. Industrial production, manufacturing, and consumer sentiment had all improved significantly as the period ended. Retail sales improved in the latter months of the period, helped in part by the “cash-for-clunkers” program that temporarily boosted auto sales. Home sales and prices also stabilized and began to show signs of improvement in many areas of the country, spurred in part by the government’s $8,000 tax credit for first-time home buyers.

Despite extensive quantitative easing measures by the Federal Reserve Board (the “Fed”), bank lending did not expand during the period. This indicates that the trillions of dollars of government stimulus that were added to the monetary system might not have an inflationary impact in the near term. During the period, however, debate began to escalate over the need for the Fed to outline an “exit strategy” from its stimulus programs. Despite that debate, the Federal Open Market Committee (“FOMC”) held

LETTER TO SHAREHOLDERS continued

the federal funds rate at the range of 0% to 0.25% that it first targeted in December 2008. The Fed concluded its purchases of longer-term Treasuries in October 2009 but continued to buy mortgage-backed securities, with that program slated to end in March 2010.

After a significant rally in the spring and early summer of 2009, stocks continued to advance throughout most of the period. The markets saw slight corrections during October 2009 and January 2010 as volatility returned due to questions about the sustainability of the economic improvement.

During the period, the management of Evergreen Utilities and High Income Fund maintained an emphasis on the pursuit of a high level of current income and moderate capital growth for investors. The management invested in both common stocks and convertible securities, while also keeping a substantial allocation to high yield corporate bonds. During the period, management began to slowly move away from defensive investments as the economy showed signs of stabilizing. While the near term outlook for power companies and regulated utility networks has its challenges, the longer term outlook currently appears favorable, in the opinion of the fund’s management, particularly for the regulated wires companies. Telecommunications companies may continue to experience challenges; if so, fund management would expect to limit exposure. At present, the broad equity market faces fundamental challenges due to economic constraints but remains buoyed by ample liquidity.

We believe that the significant recovery during the period, following an extended period of weakness, underscores the importance of maintaining a disciplined, long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing potential periods of strong recovery.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended	Year Ended August 31,
	February 28, 2010
	(unaudited)	2009	2008	2007	2006	2005

Net asset value, beginning of period	$11.38	$17.50	$24.05	$23.16	$25.43	$19.76

Income from investment operations
Net investment income	0.26 [1]	0.97 [1]	2.49 [1]	2.81 [1]	4.07 [1]	1.80
Net realized and unrealized gains or losses on investments	0.34	(5.29)	(4.18)	2.37	(0.51)	5.64
Distributions to preferred shareholders from
Net investment income	0	0	(0.33)[1]	(0.30)[1]	(0.39)[1]	(0.15)[1]
Net realized gains	0	0	0	(0.20)[1]	(0.02)[1]	(0.04)[1]

Total from investment operations	0.60	(4.32)	(2.02)	4.68	3.15	7.25

Distributions to shareholders from
Net investment income	(0.66)	(1.00)	(2.76)	(3.79)	(2.76)	(1.58)
Net realized gains	0	0	(1.77)	0	(2.67)	0
Tax basis return of capital	0	(0.80)[1]	0	0	0	0

Total distributions to shareholders	(0.66)	(1.80)	(4.53)	(3.79)	(5.43)	(1.58)

Offering costs charged to capital for preferred shares	0	0	0	0	0.01 [1,2]	0

Net asset value, end of period	$11.32	$11.38	$17.50	$24.05	$23.16	$25.43

Market value, end of period	$15.65	$12.49	$21.02	$27.30	$23.50	$22.21

Total return based on market value[3]	31.80%	(30.46)%	(7.86)%	34.05%	35.89%	31.00%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$103,789	$103,687	$156,384	$209,066	$195,955	$250,826
Liquidation value of preferred shares, end of period (thousands)	N/A	N/A	N/A	$80,000	$80,000	$80,000
Asset coverage ratio, end of period	N/A	N/A	N/A	360%	341%	406%
Ratios to average net assets
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.40%[4]	2.25%	1.89%	1.42%	1.70%	1.49%
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	2.51%[4]	3.44%	1.92%	1.42%	1.70%	1.54%
Expenses including waivers/reimbursements but excluding expense reductions and interest expense	1.34%[4]	1.55%	1.37%	1.20%	1.39%	1.19%
Interest expense	0.06%[4]	0.70%	0.52%	0.22%	0.31%	0.30%
Net investment income[5]	4.44%[4]	8.75%	10.33%	9.41%	16.00%	8.50%
Portfolio turnover rate	34%	137%	153%	117%	122%	126%

1	Per share amounts are based on average common shares outstanding during the period.
2	Amount represents a refund of certain preferred share offering expenses.
3

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reporting. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4	Annualized
5	The net investment income ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS 29.2%
CONSUMER DISCRETIONARY 4.8%
Auto Components 0.6%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	$235,000	$209,737
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	140,000	144,900
8.625%, 12/01/2011	25,000	25,938
9.00%, 07/01/2015	25,000	25,781
10.50%, 05/15/2016	160,000	172,400

		578,756

Diversified Consumer Services 0.6%
Carriage Services, Inc., 7.875%, 01/15/2015	140,000	134,750
Service Corporation International:
7.50%, 04/01/2027	220,000	198,550
8.00%, 11/15/2021	40,000	39,900
StoneMor Partners, LP, 10.25%, 12/01/2017 144A	220,000	231,000

		604,200

Hotels, Restaurants & Leisure 0.6%
Boyd Gaming Corp.:
7.125%, 02/01/2016	65,000	51,187
7.75%, 12/15/2012	15,000	14,963
Caesars Entertainment, Inc., 7.875%, 03/15/2010	95,000	94,525
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 +	110,000	53,350
MGM MIRAGE, 11.125%, 11/15/2017 144A	35,000	37,800
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	7,000	7,280
Scientific Games Corp., 9.25%, 06/15/2019 144A	60,000	63,450
Seneca Gaming Corp., 7.25%, 05/01/2012	15,000	14,625
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	130,000	103,350
Speedway Motorsports, Inc., 8.75%, 06/01/2016	120,000	126,600
Wynn Resorts, Ltd., 7.875%, 11/01/2017 144A	5,000	4,944

		572,074

Household Durables 0.3%
D.R. Horton, Inc., 9.75%, 09/15/2010	290,000	298,700
Lennar Corp., 12.25%, 06/01/2017	5,000	5,988
Sealy Corp., 10.875%, 04/15/2016 144A	9,000	9,832

		314,520

Internet & Catalog Retail 0.0%
Netflix, Inc., 8.50%, 11/15/2017	10,000	10,475

Media 2.1%
Cablevision Systems Corp., 8.625%, 09/15/2017 144A	15,000	15,450
CCH II, LLC, 13.50%, 11/30/2016	670,000	791,437
CCO Holdings, LLC, 8.75%, 11/15/2013	460,000	466,900

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Charter Communications, Inc., Step Bond:
10.00%, 04/30/2012 144A ††	$90,000	$93,150
10.875%, 09/15/2014 144A ††	560,000	623,700
Clear Channel Communications, Inc., 9.25%, 12/15/2017 144A	35,000	35,925
DirectTV Holdings, LLC, 7.625%, 05/15/2016	10,000	10,963
DISH DBS, Corp., 7.875%, 09/01/2019	55,000	56,650
Lamar Media Corp.:
6.625%, 08/15/2015	10,000	9,550
7.25%, 01/01/2013	35,000	35,000
9.75%, 04/01/2014	5,000	5,425
Salem Communications Corp., 9.625%, 12/15/2016 144A	25,000	25,875
WMG Acquisition Corp., 9.50%, 06/15/2016 144A	5,000	5,250

		2,175,275

Multiline Retail 0.0%
Macy’s, Inc.:
5.90%, 12/01/2016	5,000	4,850
8.875%, 07/15/2015	20,000	21,950

		26,800

Specialty Retail 0.3%
American Achievement Corp., 8.25%, 04/01/2012 144A	335,000	329,975

Textiles, Apparel & Luxury Goods 0.3%
Oxford Industries, Inc., 11.375%, 07/15/2015	180,000	199,800
Visant Corp., 7.625%, 10/01/2012	135,000	135,675

		335,475

CONSUMER STAPLES 0.5%
Food Products 0.5%
Del Monte Foods Co.:
6.75%, 02/15/2015	5,000	5,100
7.50%, 10/15/2019 144A	175,000	177,625
Dole Food Company, Inc.:
8.00%, 10/01/2016 144A	55,000	55,962
13.875%, 03/15/2014 144A	166,000	197,955
Smithfield Foods, Inc., 7.00%, 08/01/2011	115,000	115,000
Tyson Foods, Inc.:
7.85%, 04/01/2016	5,000	5,288
10.50%, 03/01/2014	5,000	5,813

		562,743

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY 4.9%
Energy Equipment & Services 1.3%
Bristow Group, Inc.:
6.125%, 06/15/2013	$10,000	$9,800
7.50%, 09/15/2017	240,000	235,800
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	190,000	180,500
GulfMark Offshore, Inc., 7.75%, 07/15/2014	225,000	222,750
Hercules Offshore, Inc., 10.50%, 10/15/2017 144A	55,000	55,000
Hornbeck Offshore Services, Inc., Ser. B:
6.125%, 12/01/2014	250,000	232,500
8.00%, 09/01/2017	130,000	127,400
Parker Drilling Co., 9.625%, 10/01/2013	104,000	106,600
PHI, Inc., 7.125%, 04/15/2013	235,000	226,775
Pride International, Inc., 8.50%, 06/15/2019	10,000	11,175

		1,408,300

Oil, Gas & Consumable Fuels 3.6%
Alon Refining Krotz Springs, Inc., 13.50%, 10/15/2014	50,000	45,750
Arch Coal, Inc., 8.75%, 08/01/2016 144A	5,000	5,175
Chesapeake Energy Corp.:
6.875%, 01/15/2016	534,000	525,322
9.50%, 02/15/2015	170,000	184,875
El Paso Corp.:
7.42%, 02/15/2037	240,000	219,050
12.00%, 12/12/2013	45,000	52,313
Exco Resources, Inc., 7.25%, 01/15/2011	315,000	315,394
Ferrellgas Partners, LP:
8.75%, 06/15/2012	50,000	50,063
9.125%, 10/01/2017 144A	40,000	41,800
Forest Oil Corp.:
7.25%, 06/15/2019	95,000	93,100
8.50%, 02/15/2014	65,000	67,112
Frontier Oil Corp., 6.625%, 10/01/2011	10,000	9,975
Holly Corp., 9.875%, 06/15/2017 144A	200,000	205,000
Newfield Exploration Co.:
6.625%, 04/15/2016	15,000	14,888
6.875%, 02/01/2020	55,000	54,175
Peabody Energy Corp., 7.875%, 11/01/2026	370,000	377,400
Penn Virginia Corp., 10.375%, 06/15/2016	10,000	10,800
Petrohawk Energy Corp.:
7.875%, 06/01/2015	95,000	95,000
10.50%, 08/01/2014	60,000	65,100
Pioneer Natural Resources Co., 7.50%, 01/15/2020	145,000	144,637
Plains Exploration & Production Co., 8.625%, 10/15/2019	335,000	347,562
Range Resources Corp., 8.00%, 05/15/2019	5,000	5,238

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Sabine Pass LNG, LP:
7.25%, 11/30/2013	$185,000	$172,744
7.50%, 11/30/2016	110,000	96,525
SandRidge Energy, Inc.:
8.00%, 06/01/2018 144A	5,000	4,788
8.75%, 01/15/2020 144A	200,000	195,500
Southwestern Energy Co., 7.50%, 02/01/2018	60,000	63,300
Stallion Oilfield Holdings, Inc., 10.50%, 02/15/2015 144A	55,000	53,625
Tesoro Corp.:
7.50%, 07/17/2012	125,000	123,047
9.75%, 06/01/2019	95,000	97,612

		3,736,870

FINANCIALS 5.4%
Capital Markets 0.1%
E*TRADE Financial Corp., 12.50%, 11/30/2017	68,000	78,710

Commercial Banks 0.2%
CapitalSource, Inc., 12.75%, 07/15/2014 144A	170,000	191,250
Discover Bank, 8.70%, 11/18/2019	55,000	59,340

		250,590

Consumer Finance 3.6%
Calpine Construction Finance Corp., 8.00%, 06/01/2016 144A	5,000	5,063
Clearwire Communications Finance Corp., 12.00%, 12/01/2015 144A	130,000	127,400
Discover Financial Services, 10.25%, 07/15/2019	105,000	124,249
Ford Motor Credit Co., LLC:
9.75%, 09/15/2010	155,000	158,876
9.875%, 08/10/2011	235,000	246,519
GMAC, LLC:
6.75%, 12/01/2014	36,000	34,380
6.875%, 09/15/2011	76,000	76,000
6.875%, 08/28/2012	351,000	347,490
8.00%, 12/31/2018	101,000	93,425
8.00%, 11/01/2031	275,000	253,688
8.30%, 02/12/2015 144A	780,000	786,825
Homer City Funding, LLC, 8.73%, 10/01/2026	124,046	119,084
International Lease Finance Corp.:
4.75%, 01/13/2012	70,000	64,300
5.125%, 11/01/2010	60,000	59,023
5.30%, 05/01/2012	80,000	73,221
5.75%, 06/15/2011	50,000	47,990
JBS USA Finance, Inc., 11.625%, 05/01/2014 144A	380,000	429,400

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
Sprint Capital Corp.:
6.875%, 11/15/2028	$655,000	$496,162
8.375%, 03/15/2012	205,000	209,356

		3,752,451

Diversified Financial Services 0.3%
Leucadia National Corp., 8.125%, 09/15/2015	313,000	317,695

Real Estate Investment Trusts (REITs) 1.1%
Dupont Fabros Technology, Inc., 8.50%, 12/15/2017 144A	495,000	505,186
Host Marriott Corp.:
7.125%, 11/01/2013	65,000	65,731
9.00%, 05/15/2017 144A	30,000	32,100
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	180,000	178,200
Ventas, Inc.:
6.75%, 04/01/2017	67,000	67,000
7.125%, 06/01/2015	196,000	201,880
9.00%, 05/01/2012	85,000	89,675

		1,139,772

Thrifts & Mortgage Finance 0.1%
Residential Capital, LLC, 8.50%, 05/15/2010	90,000	88,763

HEALTH CARE 0.9%
Biotechnology 0.1%
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/2016 144A	55,000	55,550

Health Care Equipment & Supplies 0.0%
Biomet, Inc., 10.375%, 10/15/2017	30,000	32,850
Universal Hospital Services, Inc., 8.50%, 06/01/2015	12,000	11,640

		44,490

Health Care Providers & Services 0.7%
Apria Healthcare Group:
11.25%, 11/01/2014 144A	100,000	107,750
12.375%, 11/01/2014 144A	15,000	16,163
HCA, Inc.:
9.25%, 11/15/2016	400,000	424,500
9.625%, 11/15/2016	129,000	138,030

		686,443

Life Sciences Tools & Services 0.1%
Bio-Rad Laboratories, Inc., 8.00%, 09/15/2016	145,000	151,525

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 2.9%
Aerospace & Defense 1.5%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	$215,000	$211,775
GeoEye, Inc., 9.625%, 10/01/2015 144A	50,000	50,750
Hexcel Corp., 6.75%, 02/01/2015	190,000	183,350
L-3 Communications Holdings, Inc.:
5.20%, 10/15/2019 144A	5,000	5,078
5.875%, 01/15/2015	796,000	798,985
6.375%, 10/15/2015	315,000	320,119
Spirit AeroSystems Holdings, Inc., 7.50%, 10/01/2017 144A	35,000	34,650
TransDigm Group, Inc., 7.75%, 07/15/2014 144A	35,000	34,825

		1,639,532

Airlines 0.1%
United Airlines, Inc., 10.40%, 05/01/2018	65,000	68,737

Commercial Services & Supplies 0.8%
Browning-Ferris Industries, Inc., 9.25%, 05/01/2021	130,000	158,126
Casella Waste Systems, Inc., 11.00%, 07/15/2014 144A	95,000	102,125
Cornell Companies, Inc., 10.75%, 07/01/2012	15,000	15,263
Corrections Corporation of America:
6.25%, 03/15/2013	60,000	60,375
7.75%, 06/01/2017	225,000	230,625
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	35,000	37,625
Geo Group, Inc., 7.75%, 10/15/2017 144A	90,000	91,125
Interface, Inc., Class A, 11.375%, 11/01/2013	5,000	5,625
SGS International, Inc., 12.00%, 12/15/2013	125,000	128,906

		829,795

Machinery 0.4%
Commercial Vehicle Group, Inc., 13.00%, 02/15/2013 144A	363,450	323,470
CPM Holdings, Inc., 10.625%, 09/01/2014 144A	105,000	111,300
Navistar International Corp., 8.25%, 11/01/2021	15,000	15,225

		449,995

Transportation Infrastructure 0.1%
United Maritime Group, 11.75%, 06/15/2015 144A	55,000	55,413

INFORMATION TECHNOLOGY 1.8%
Communications Equipment 0.3%
Brocade Communications Systems, Inc., 6.625%, 01/15/2018 144A	85,000	85,850
EchoStar Corp., 7.75%, 05/31/2015	40,000	41,500
Lucent Technologies, Inc., 6.45%, 03/15/2029	281,000	199,510

		326,860

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Electronic Equipment, Instruments & Components 1.3%
Anixter International, Inc., 10.00%, 03/15/2014	$130,000	$143,650
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	215,000	213,925
Intcomex, Inc., 13.25%, 12/15/2014 144A	95,000	93,694
Jabil Circuit, Inc., 8.25%, 03/15/2018	620,000	661,850
Sanmina-SCI Corp., 8.125%, 03/01/2016	50,000	49,250
Viasystem Group, Inc., 12.00%, 01/15/2015 144A	115,000	123,050

		1,285,419

Internet Software & Services 0.2%
Equinix, Inc., 8.125%, 03/01/2018	95,000	95,000
Terremark Worldwide, Inc., 12.00%, 06/15/2017 144A	115,000	126,212

		221,212

MATERIALS 1.2%
Chemicals 0.1%
Huntsman International, LLC, 5.50%, 06/30/2016 144A	75,000	66,000
Koppers Holdings, Inc., 7.875%, 12/01/2019 144A	10,000	10,175
Nalco Holding Co., 8.25%, 05/15/2017 144A	5,000	5,338

		81,513

Construction Materials 0.3%
CPG International, Inc.:
10.50%, 07/01/2013	140,000	137,200
FRN, 7.87%, 07/01/2012	40,000	38,000
Headwaters, Inc., 11.375%, 11/01/2014 144A	110,000	111,100
Texas Industries, Inc., 7.25%, 07/15/2013	65,000	63,212

		349,512

Containers & Packaging 0.2%
Ball Corp., 7.125%, 09/01/2016	15,000	15,563
Exopack Holding Corp., 11.25%, 02/01/2014	215,000	222,256

		237,819

Metals & Mining 0.4%
AK Steel Corp., 7.75%, 06/15/2012	45,000	45,056
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	5,000	5,419
8.375%, 04/01/2017	295,000	320,075

		370,550

Paper & Forest Products 0.2%
Clearwater Paper Corp., 10.625%, 06/15/2016 144A	70,000	77,700
Georgia Pacific Corp.:
8.125%, 05/15/2011	60,000	63,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Paper & Forest Products continued
Georgia Pacific Corp.:
8.25%, 05/01/2016 144A	$5,000	$5,275
8.875%, 05/15/2031	25,000	26,812

		172,787

TELECOMMUNICATION SERVICES 3.0%
Diversified Telecommunication Services 1.9%
Cincinnati Bell, Inc., 8.25%, 10/15/2017	120,000	120,000
Citizens Communications Co., 7.875%, 01/15/2027	220,000	201,300
FairPoint Communications, Inc., 13.125%, 04/01/2018	55,000	7,150
Frontier Communications Corp.:
8.125%, 10/01/2018	145,000	144,275
8.25%, 05/01/2014	140,000	143,850
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	5,000	5,437
Qwest Corp.:
6.875%, 07/15/2028	25,000	21,000
7.125%, 04/01/2018 144A	55,000	55,000
7.125%, 11/15/2043	120,000	103,500
7.25%, 09/15/2025	125,000	119,375
7.50%, 06/15/2023	180,000	173,700
7.625%, 08/03/2021	20,000	18,300
8.875%, 03/15/2012	585,000	633,994
Windstream Corp., 7.875%, 11/01/2017	245,000	239,487

		1,986,368

Wireless Telecommunication Services 1.1%
CC Holdings GS V, LLC, 7.75%, 05/01/2017 144A	5,000	5,413
Cricket Communications, Inc.:
7.75%, 05/15/2016	105,000	106,706
9.375%, 11/01/2014	70,000	69,650
Crown Castle International Corp., 7.125%, 11/01/2019	10,000	10,000
MetroPCS Communications, Inc., 9.25%, 11/01/2014	190,000	189,525
Sprint Nextel Corp.:
6.90%, 05/01/2019	80,000	70,200
Ser. D, 7.375%, 08/01/2015	455,000	419,737
Ser. F, 5.95%, 03/15/2014	275,000	249,563

		1,120,794

UTILITIES 3.8%
Electric Utilities 2.7%
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	804,000	939,068
CMS Energy Corp., 8.50%, 04/15/2011	65,000	68,250
Edison Mission Energy, 7.20%, 05/15/2019	60,000	42,150
Energy Future Holdings Corp., FRN, 12.00%, 11/01/2017	215,710	150,997
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	438,432	471,315

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Electric Utilities continued
Mirant North America, LLC, 7.375%, 12/31/2013	$185,000	$184,306
NRG Energy, Inc.:
7.375%, 02/01/2016	110,000	108,488
8.50%, 06/15/2019	155,000	154,806
Orion Power Holdings, Inc., 12.00%, 05/01/2010	402,000	404,512
Otter Tail Corp., 9.00%, 12/15/2016	220,000	227,150
Public Service Company of New Mexico, 7.95%, 04/01/2015	15,000	15,787

		2,766,829

Independent Power Producers & Energy Traders 1.1%
AES Corp.:
8.00%, 06/01/2020	5,000	4,906
8.875%, 02/15/2011	95,000	98,325
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	120,000	123,000
7.625%, 10/15/2026	275,000	189,750
Reliant Energy, Inc.:
6.75%, 12/15/2014	426,000	425,468
7.625%, 06/15/2014	145,000	138,475
7.875%, 06/15/2017	30,000	28,050
9.24%, 07/02/2017	115,679	123,776
9.68%, 07/02/2026	10,000	10,638

		1,142,388

Total Corporate Bonds (cost $28,862,126)		30,326,975

YANKEE OBLIGATIONS – CORPORATE 2.3%
CONSUMER DISCRETIONARY 0.1%
Household Durables 0.1%
Desarrolladora Homex SAB de CV, 9.50%, 12/11/2019 144A	50,000	51,158

Media 0.0%
Videotron, Ltd.:
9.125%, 04/15/2018 144A	5,000	5,413
9.125%, 04/15/2018	15,000	16,312

		21,725

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
Connacher Oil & Gas, Ltd.:
10.25%, 12/15/2015 144A	55,000	53,006
11.75%, 07/15/2014 144A	20,000	22,000
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	261,000	148,770
OPTI Canada, Inc., 7.875%, 12/15/2014	100,000	88,000

		311,776

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS 0.4%
Consumer Finance 0.1%
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	$5,000	$4,225
Wind Acquisition Finance SA, 11.75%, 07/15/2017 144A	110,000	117,700

		121,925

Diversified Financial Services 0.3%
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	175,000	195,125
FRN, 4.26%, 09/01/2011 144A	15,000	14,775
Ship Finance International, Ltd., 8.50%, 12/15/2013	80,000	77,700

		287,600

INDUSTRIALS 0.8%
Road & Rail 0.8%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	685,000	681,575
12.50%, 04/01/2016	100,000	114,250

		795,825

Transportation Infrastructure 0.0%
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017 144A	5,000	5,088

MATERIALS 0.3%
Chemicals 0.0%
NOVA Chemicals Corp.:
8.375%, 11/01/2016 144A	15,000	14,775
8.625%, 11/01/2019 144A	15,000	14,925

		29,700

Metals & Mining 0.2%
Evraz Group SA, 8.875%, 04/24/2013	100,000	103,300
Teck Resources, Ltd., 10.75%, 05/15/2019	55,000	67,650

		170,950

Paper & Forest Products 0.1%
Sappi, Ltd.:
6.75%, 06/15/2012 144A	50,000	47,750
7.50%, 06/15/2032 144A	100,000	69,500

		117,250

TELECOMMUNICATION SERVICES 0.4%
Wireless Telecommunication Services 0.4%
Digicel Group, Ltd.:
8.25%, 09/01/2017 144A	35,000	33,644
12.00%, 04/01/2014 144A	20,000	22,300

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services continued
Intelsat, Ltd.:
8.50%, 01/15/2013	$375,000	$378,750
8.875%, 01/15/2015 144A	10,000	10,150
Vimpel Communications, 8.375%, 04/30/2013 144A	5,000	5,350

		450,194

UTILITIES 0.0%
Electric Utilities 0.0%
InterGen NV, 9.00%, 06/30/2017 144A	30,000	30,600

Total Yankee Obligations – Corporate (cost $2,208,042)		2,393,791

CONVERTIBLE DEBENTURES 0.1%
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Lucent Technologies, Inc., 2.875%, 06/15/2025 (cost $33,832)	70,000	58,975

	Shares	Value

CONVERTIBLE PREFERRED STOCKS 2.9%
UTILITIES 2.9%
Electric Utilities 2.9%
Great Plains Energy, Inc., 12.00%, 06/12/2012 (cost $3,297,500)	50,000	3,043,500

	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Note, 4.375%, 11/15/2039 (cost $33,078)	$35,000	34,114

	Shares	Value

COMMON STOCKS 61.7%
ENERGY 4.6%
Oil, Gas & Consumable Fuels 4.6%
El Paso Corp.	25,000	261,750
Southwestern Energy Co. *	30,000	1,276,500
Spectra Energy Corp.	100,000	2,180,000
Williams Cos.	50,000	1,077,000

		4,795,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 6.1%
Diversified Telecommunication Services 5.5%
BCE, Inc.	16,000	$444,160
Cbeyond, Inc. *	17,400	215,760
France Telecom	50,000	1,172,721
Qwest Communications International, Inc.	75,000	342,000
Shenandoah Telecommunications Co. +	54,951	990,767
Tele2 AB, Ser. B	100,034	1,487,223
Windstream Corp.	100,000	1,013,000

		5,665,631

Wireless Telecommunication Services 0.6%
U.S. Cellular Corp. *	7,500	274,725
Vivo Participacoes SA, ADR	13,500	365,310

		640,035

UTILITIES 51.0%
Electric Utilities 34.0%
China Hydroelectric Corp., ADS *	10,000	93,000
DPL, Inc.	125,000	3,317,500
Enel SpA	450,000	2,440,247
Exelon Corp.	70,000	3,031,000
FirstEnergy Corp.	25,000	966,250
Fortum Oyj	75,000	1,910,736
FPL Group, Inc.	20,000	927,400
Great Plains Energy, Inc.	350,000	6,233,500
Hera SpA	475,000	1,075,602
ITC Holdings Corp.	36,000	1,921,680
Maine & Maritimes Corp.	1,135	37,080
Northeast Utilities	200,000	5,120,000
Portland General Electric Co.	75,000	1,349,250
Red Electrica Corp. SA	20,000	1,006,532
Scottish & Southern Energy plc	190,000	3,247,670
Southern Co.	60,000	1,906,200
TERNA SpA	175,000	719,036

		35,302,683

Gas Utilities 2.9%
Oneok Partners LP	48,500	2,941,525

Independent Power Producers & Energy Traders 3.4%
Constellation Energy Group, Inc.	100,000	3,507,000

Multi-Utilities 4.5%
National Grid plc	250,000	2,485,423
Public Service Enterprise Group, Inc.	50,000	1,486,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Multi-Utilities continued
Suez Environnement SA *	30,000	$660,741
Wisconsin Energy Corp.	1,500	72,645

		4,704,809

Water Utilities 6.2%
American Water Works Co.	50,000	1,113,000
Pennichuck Corp. +	140,000	2,935,800
Pennon Group plc	300,000	2,399,272

		6,448,072

Total Common Stocks (cost $59,476,996)		64,005,005

PREFERRED STOCKS 8.5%
UTILITIES 8.5%
Electric Utilities 6.0%
Carolina Power & Light Co., 4.20%	25,329	1,691,504
Scana Corp., Ser. A, 7.70%	165,000	4,461,600

		6,153,104

Independent Power Producers & Energy Traders 2.5%
Constellation Energy Group, Inc., Ser. A, 8.625%	100,000	2,610,000

Total Preferred Stocks (cost $8,571,193)		8,763,104

ESCROW SHARES 0.0%
Mirant Corp. Escrow * + ☐ (cost $0)	5,000,000	0

WARRANTS 0.0%
UTILITIES 0.0%
Electric Utilities 0.0%
China Hydroelectric Corp., ADS, Expiring 01/25/2014 * (cost $12,000)	10,000	11,400

CLOSED END MUTUAL FUND SHARES 0.2%
Dreyfus High Yield Strategies Fund, Inc.	20,689	80,480
Eaton Vance Limited Duration Income Trust	1,739	26,555
LMP Corporate Loan Fund, Inc.	1,677	18,648
New America High Income Fund, Inc.	7,858	71,193

Total Closed End Mutual Fund Shares (cost $110,741)		196,876

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Principal
	Amount	Value

LOANS 2.3%
CONSUMER DISCRETIONARY 0.6%
Newsday, LLC, 10.50%, 07/15/2013	$365,000	$390,944
Sugarhouse HSP Gaming Properties, LP, FRN, 11.25%, 09/11/2014	95,000	94,225
Universal City Development, Ltd., 7.75%, 10/29/2014	150,000	151,654

		636,823

CONSUMER STAPLES 0.3%
Merisant Co., FRN, 7.50%, 01/08/2014	269,469	259,725

ENERGY 0.4%
Saint Acquisition Corp., FRN, 8.25%, 06/05/2014 <	204,560	190,267
Semgroup Energy Partners, FRN, 9.50%, 07/20/2012	155,000	155,104
Spansion, Inc., N/A, 01/08/2015 <	55,000	55,301

		400,672

FINANCIALS 0.1%
Realogy Corp., FRN:
3.23%, 09/01/2014	36,559	32,386
3.25%, 09/01/2014	135,790	120,289

		152,675

HEALTH CARE 0.1%
HCA, Inc., FRN, 1.75%, 11/18/2012	105,765	99,883

INDUSTRIALS 0.2%
Commercial Vehicle Group, Inc., 15.00%, 02/15/2013	182,112	177,364
Neff Corp., FRN, 3.75%, 11/30/2014	150,000	23,252

		200,616

MATERIALS 0.5%
LyondellBasell, FRN:
1.50%-13.00%, 12/20/2013	15,067	10,477
3.73%, 12/20/2013	2,738	1,903
3.73%, 12/22/2014	3,472	2,415
3.98%, 12/22/2014	3,472	2,415
5.79%-6.56%, 04/06/2010	240,491	252,816
7.00%, 04/06/2010	240,966	250,604
7.00%, 12/22/2014	19,602	13,630
7.00%, 12/22/2014	3,472	2,414
7.00%, 12/22/2014	24,917	17,325

		553,999

UTILITIES 0.1%
Scorpion Holding Co., Ltd., FRN, 7.75%, 05/08/2014	55,000	50,881

Total Loans (cost $2,305,577)		2,355,274

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS 10.7%
MUTUAL FUND SHARES 10.7%
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø ##
(cost $11,133,144)	11,133,144	$11,133,144

Total Investments (cost $116,044,229) 117.9%		122,322,158
Other Assets and Liabilities (17.9%)		(18,533,600)

Net Assets 100.0%		$103,788,558

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

††	The rate shown is the stated rate at the current period end.
*	Non-income producing security
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

Summary of Abbreviations
ADR	American Depository Receipt
ADS	American Depository Shares
FRN	Floating Rate Note

The following table shows the percent of total long-term investments by geographic location as of February 28, 2010:

United States	80.5%
United Kingdom	7.3%
Italy	3.8%
Finland	1.7%
France	1.7%
Sweden	1.3%
Spain	0.9%
Mexico	0.8%
Canada	0.6%
Bermuda	0.5%
Brazil	0.3%
Australia	0.2%
Luxembourg	0.2%
Austria	0.1%
Cayman Islands	0.1%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

February 28, 2010 (unaudited)

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of February 28, 2010:

BBB	18.1%
BB	42.8%
B	33.8%
CCC	1.3%
CC	0.2%
NR	3.8%

100.0%

The following table shows the percent of total bonds based on effective maturity as of February 28, 2010:

Less than 1 year	14.9%
1 to 3 year(s)	14.2%
3 to 5 years	28.6%
5 to 10 years	32.8%
10 to 20 years	7.8%
20 to 30 years	1.7%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2010 (unaudited)

Assets
Investments in unaffiliated issuers, at value (cost $104,911,085)	$111,189,014
Investments in affiliated issuers, at value (cost $11,133,144)	11,133,144

Total investments	122,322,158
Foreign currency, at value (cost $3,344,604)	3,372,831
Receivable for securities sold	310,327
Dividends and interest receivable	1,672,820
Receivable from investment advisor	3,547
Prepaid structuring fee (see Note 4)	324,386

Total assets	128,006,069

Liabilities
Dividends payable	1,007,074
Payable for securities purchased	564,591
Secured borrowing payable	22,001,376
Payable to investment advisor (see Note 4)	333,333
Due to other related parties	516
Accrued expenses and other liabilities	310,621

Total liabilities	24,217,511

Net assets	$103,788,558

Net assets represented by
Paid-in capital	$156,314,445
Overdistributed net investment income	(5,528,684)
Accumulated net realized losses on investments	(53,310,649)
Net unrealized gains on investments	6,313,446

Net assets	$103,788,558

Net asset value per share
Based on $103,788,558 divided by 9,169,480 common shares issued and outstanding (unlimited number of common shares authorized)	$11.32

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2010 (unaudited)

Investment income
Interest	$1,713,247
Dividends (net of foreign withholding taxes of $16,007)	1,332,886
Income from affiliated issuers	2,135

Total investment income	3,048,268

Expenses
Advisory fee	381,684
Administrative services fee	31,807
Transfer agent fees	15,963
Trustees’ fees and expenses	2,377
Printing and postage expenses	33,300
Custodian and accounting fees	26,474
Professional fees	50,801
Secured borrowing fees	746,130
Interest expense	30,484
Other	4,718

Total expenses	1,323,738
Less: Expense reductions	(15)
Fee waivers and expense reimbursements	(585,930)

Net expenses	737,793

Net investment income	2,310,475

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(1,207,916)
Foreign currency related transactions	201,457
Credit default swap transactions	(31,268)

Net realized losses on investments	(1,037,727)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	4,107,158
Foreign currency related transactions	(24,824)
Credit default swap transactions	32,234

Net change in unrealized gains or losses on investments	4,114,568

Net realized and unrealized gains or losses on investments	3,076,841

Net increase in net assets resulting from operations	$5,387,316

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

Operations	Six Months Ended February 28, 2010 (unaudited)	Year Ended August 31, 2009

Net investment income	$2,310,475	$8,780,431
Net realized losses on investments	(1,037,727)	(46,472,788)
Net change in unrealized gains or losses on investments	4,114,568	(901,764)

Net increase (decrease) in net assets resulting from operations	5,387,316	(38,594,121)

Distributions to shareholders from
Net investment income	(6,035,112)	(8,968,630)
Tax basis return of capital	0	(7,286,854)

Total distributions to shareholders	(6,035,112)	(16,255,484)

Capital share transactions
Net asset value of shares issued under the Automatic Dividend Reinvestment Plan	749,656	2,152,562

Total increase (decrease) in net assets applicable to shareholders	101,860	(52,697,043)
Net assets
Beginning of period	103,686,698	156,383,741

End of period	$103,788,558	$103,686,698

Overdistributed net investment income	$(5,528,684)	$(1,656,707)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

February 28, 2010 (unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,387,316
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(41,428,512)
Proceeds from sales of securities	48,636,262
Paydowns	125,935
Amortization	(198,907)
Swap payments made	(31,268)
Purchase of short-term investment securities, net	(5,543,959)
Decrease in dividends and interest receivable	953,021
Decrease in receivable for securities sold	1,434,811
Decrease in premiums paid on credit default swap transactions	15,939
Amortization of prepaid structuring fee	132,237
Increase in receivable from advisor	(2,347)
Decrease in payable for securities purchased	(3,245,756)
Decrease in premiums received on credit default swap transactions	(4,699)
Increase in due to other related parties payable	343
Decrease in accrued expenses and other liabilities	(14,741)
Unrealized appreciation on unaffiliated securities	(4,107,158)
Unrealized appreciation on credit default swaps transactions	(32,234)
Unrealized depreciation on foreign currency related transactions	24,824
Net realized loss on credit default swap transactions	31,268
Net realized loss on unaffiliated securities	1,207,916

Net cash provided by operating activities	3,340,291

Cash flows from financing activities:
Cash distributions paid on common shares	(5,280,397)
Decrease in payable to investment advisor for structuring fee	(111,111)
Decrease in secured borrowing	(3,593)

Net cash used in financing activities	(5,395,101)

Net decrease in cash	(2,054,810)

Cash (including foreign currency):
Beginning of period	$5,427,641

End of period	$3,372,831

Supplemental cash disclosure:
Cash paid for interest	$30,484

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of the investment advisor’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of $0.02.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

f. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

g. Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

h. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

k. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

conformity with income tax regulations, which may differ from generally accepted accounting principles.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the six months ended February 28, 2010, the advisory fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Crow Point Partners, LLC is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the six months ended February 28, 2010, EIMC contractually waived its advisory fee in the amount of $381,684 and contractually reimbursed other expenses in the amount of $204,246.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the six months ended February 28, 2010, the administrative fee was equivalent to an annual rate of 0.06% of the Fund’s average daily net assets.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the six months ended February 28, 2010, the Fund paid brokerage commissions of $111 to broker-dealers affiliated with Wells Fargo.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the six months ended February 28, 2010 and the year ended August 31, 2009, the Fund issued 60,249 and 170,961 common shares, respectively.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

All of the Fund’s outstanding Preferred Shares had been redeemed on May 20, 2008 through secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”). The Facility is available to the Fund until April 30, 2011. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 9.5%. An effective interest rate of 0.28% was incurred on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility. Interest expense of $30,484, representing 0.06% of the Fund’s average daily net assets, was incurred during the six months ended February 28, 2010. The Fund has pledged its assets to secure borrowings under the Facility. The Fund currently pays, on a monthly basis, a liquidity fee at an annual rate of 2.75% of the total commitment amount and a program fee at an annual rate of 2.75% on the daily average outstanding principal amount of borrowings. A structuring fee of $800,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the six months ended February 28, 2010, the Fund recognized amortization expense of $132,237. The Fund will reimburse EIMC over the three year period.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $38,127,069 and $44,360,582, respectively, for the six months ended February 28, 2010.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

As of February 28, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$64,005,005	$0	$0	$64,005,005
Preferred stocks	10,115,100	1,691,504	0	11,806,604
Warrants	11,400	0	0	11,400
Closed end mutual fund shares	196,876	0	0	196,876
Corporate debt securities	0	32,779,741	0	32,779,741
Loans	0	1,626,162	729,112	2,355,274
Debt securities issued by U.S. Treasury and U.S. government agencies	34,114	0	0	34,114
Short-term investments	11,133,144	0	0	11,133,144

	$85,495,639	$36,097,407	$729,112	$122,322,158

Further details on the major security types listed above can be found in the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Warrants	Loans	Total

Balance as of September 1, 2009	$45,615	$0	$45,615
Realized gains or losses	(6,520)	0	(6,520)
Change in unrealized gains or losses	21,520	0	21,520
Net purchases (sales)	(60,615)	0	(60,615)
Transfers in and/or out of Level 3	0	729,112	729,112

Balance as of February 28, 2010	$0	$729,112	$729,112

Change in unrealized gains or losses included in earnings relating to securities still held at February 28, 2010	$0	$0	$0

As of February 28, 2010, the Fund had unfunded loan commitments of $213,906.

On February 28, 2010, the aggregate cost of securities for federal income tax purposes was $117,220,188. The gross unrealized appreciation and depreciation on securities based on tax cost was $8,446,274 and $3,344,304, respectively, with a net unrealized appreciation of $5,101,970.

As of August 31, 2009, the Fund had $23,532,301 in capital loss carryovers for federal income tax purposes with $701,198 expiring in 2016 and $22,831,103 expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

31, 2009, the Fund incurred and elected to defer post-October capital losses and currency losses of $27,042,088 and $609,133, respectively.

6. DERIVATIVE TRANSACTIONS

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. During the six months ended February 28, 2010, the Fund entered into credit default swap contracts for speculative purposes.

As of February 28, 2010, the Fund did not have any open credit default swaps but had an average notional balance of $170,000 during the six months ended February 28, 2010.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES‘ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

11. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration	Record	Payable	Net Investment
Date	Date	Date	Income

February 19, 2010	March 15, 2010	April 1, 2010	$0.110
March 19, 2010	April 15, 2010	May 3, 2010	$0.075
April 16, 2010	May 14, 2010	June 1, 2010	$0.075

These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

On December 12, 2009, the Annual Meeting of shareholders of the Fund was held to consider a number of proposals. The results of the proposals are indicated below.

Proposal 1 — Election of Trustees:

	Net Assets Voted	Net Assets Voted
	“For”	“Withheld”

William W. Pettit	$98,032,330	$2,777,746
David M. Richardson	98,032,039	2,778,037
Dr. Russell A. Salton, III	97,891,707	2,918,369
Richard K. Wagoner	97,892,848	2,917,228

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (“TAG”), Crow Point Partners, LLC (“Crow Point”, and, together with TAG, the “Sub-Advisors”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen Utilities and High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisors, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds,

ADDITIONAL INFORMATION (unaudited) continued

their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisors with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds (other than the closed-end funds) pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, that Wells Fargo Advisors and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisors formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the

ADDITIONAL INFORMATION (unaudited) continued

in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisors were consistent with EIMC’s and the Sub-Advisors’ respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees noted that one of the Fund’s portfolio managers, Mr. Timothy O’ Brien, who left EIMC to form Crow Point in 2006, formerly acted as the Fund’s portfolio manager in his capacity as an employee of EIMC. The Trustees considered the Fund’s performance since the appointment of Crow Point as sub-advisor to the Fund and for the period when Mr. O’Brien managed the Fund in his capacity as an employee of EIMC. The Trustees noted that, for the one- and three-year periods ended December 31, 2008, the total return performance of the Fund (measured at net asset value) was below that of the broad-based securities index against which the Trustees compared the Fund’s performance, and in the third quintile of the non-Evergreen funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative

ADDITIONAL INFORMATION (unaudited) continued

underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees also noted that the management fee paid by the Fund was lower than the management fees paid by the non-Evergreen funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreements to EIMC in light of future growth of the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipating the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

121284 579711 rv6 04/2010

Item 2 - Code of Ethics

Not required for this filing.

Item 3 - Audit Committee Financial Expert

Not applicable at this time.

Items 4 – Principal Accountant Fees and Services

Not required for this filing.

Items 5 – Audit Committee of Listed Registrants

Not required for this filing.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: April 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: April 27, 2010

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: April 27, 2010